THIS SECURITY AND THE COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                               GENTA INCORPORATED

              5.63% CONVERTIBLE PROMISSORY NOTE DUE APRIL 26, 2009

No. A-1                                                              $10,000,000

     Genta Incorporated, a Delaware corporation (the "Company"), for value received, hereby promises to pay to Garliston Limited, a limited company formed under the laws of the jurisdiction of Ireland ("Garliston"), or its registered assigns (the "Holder"), the principal sum of Ten Million Dollars ($10,000,000), together with all accrued and unpaid interest, on April 26, 2009 (the "Maturity Date"). Interest shall accrue at the rate of 5.63% per annum until the principal hereof is due and shall compound annually on each anniversary date of this Note through and including the Maturity Date. Payment of the principal and accrued and unpaid interest of this Security shall be made upon the surrender of this Security to the Company, at its chief executive office (or such other office within the United States as shall be designated by the Company to the holder hereof) (the "Designated Office"), in United States of America legal tender. All amounts payable in cash with respect to this Security shall be made by wire transfer to the holder hereof (the "Holder"); provided that if the Holder shall not have furnished wire instructions in writing to the Company on or prior to the third Business Day immediately prior to the date on which the Company shall make such payment, such payment may be made by U.S. dollar check mailed to the address of the Holder as such address shall appear in the Company security register. This Security is issued pursuant to that certain Convertible Note Purchase Agreement between the Company and Garliston and the terms thereof are incorporated herein by reference. Capitalized terms used and not otherwise defined herein, shall have the respective meanings given to those terms in
Section 1 hereof.

     1. Definitions. Unless otherwise defined in this Security, the following capitalized terms shall have the following respective meanings when used herein:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Agreement, the Purchaser and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall not be deemed to be "Affiliates" of each other..

(*)  Represents language that is redacted and subject to Confidential Treatment.

     "Business Day" means any day except a Saturday, Sunday or other day on which the banks in the State of New York or the Republic of Ireland are required or authorized by law to be closed.

     "Cash Distribution" means the distribution by the Company to all holders of its Common Stock of cash, other than any cash that is distributed upon a merger or consolidation to which Section 3(f) applies or as part of a distribution referred to in paragraph (4) of Section 3(b).

     "Closing Price" means, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the Nasdaq National Market, or, if the Common Stock is not admitted to trading on the Nasdaq National Market, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the closing bid price per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Commercialization Agreements" means the collective reference to: (i) that certain Ex-US Commercialization Agreement entered into by and between the Company and the Holder dated as of April 26, 2002; and (ii) that certain U.S. Commercialization Agreement (the "U.S. Commercialization Agreement") entered into by and between the Company and Aventis Pharmaceuticals Inc. dated as of April 26, 2002.

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities and Exchange Act of 1934, as amended, or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Common Stock" means the Common Stock, par value $.001 per share, of the Company. Subject to the provisions of this Section 1, shares issuable on conversion of this Security shall include Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof.

     "Convertible Note Purchase Agreement" means the Note Purchase Agreement, dated as of April 26, 2002, between the Company and Garliston.

     "Determination Date" means, in the case of a dividend or other distribution, including the issuance of rights, options or warrants, to shareholders, the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and, in case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Financial Advisor" means J.P. Morgan Securities Inc.

(*)  Represents language that is redacted and subject to Confidential Treatment.

     "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

     "Registration Rights Agreement" means that certain Registration Rights Agreement executed and delivered in connection herewith by and between Garliston and the Company.

     "Security" means this Convertible Promissory Note and any other note issued pursuant to the Note Purchase Agreement, as the context may require.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Standstill Agreement" means that certain Standstill and Voting Agreement executed and delivered in connection herewith by and between Garliston and the Company.

     "Subsidiary" shall mean (a) any corporation of which more than 50% of the issued and outstanding equity securities having ordinary voting power to elect a majority of the board of directors of such corporation is at the time directly or indirectly owned or controlled by the Company, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interests having the power to vote, direct or control the management of such partnership, joint venture, limited liability company or other association is at the time directly or indirectly owned and controlled by the Company, and (c) any other entity included in the financial statements of the Company on a consolidated basis.

     "Trading Day" means (i) if the Common Stock is admitted to trading on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

     2. Redemption.

          The Company, in its sole option, may elect to redeem this Security for cash in whole or in part (together with any accrued and unpaid interest with respect to such principal amount) in amounts of not less than $500,000 (and in $100,000 increments thereafter) (and in the event that the amount outstanding under this Security is less than $500,000, the Company may redeem such lesser amount) at a redemption price of 100% of such principal amount, together with all accrued and unpaid interest through the date of Company Redemption Date (the "Company Redemption"). To redeem this Security for cash, the Company shall give to the Holder, in the manner provided in Section 8(b)

(*)  Represents language that is redacted and subject to Confidential Treatment.

hereof, notice (the "Company Redemption Notice") of the Company Redemption. Each Company Redemption Notice shall state (i) the date of the Company Redemption (the "Company Redemption Date" which date shall be ten days following the Company Redemption Notice, or if such date is not a Business Day, the next Business Day thereafter), (ii) the amount of principal to be redeemed by the Company on the Company Redemption Date, together with the amount of interest, to be paid by the Company through the Company Redemption Date (the "Redemption Price"), and (iii) the place or places where such Securities are to be surrendered for redemption. The Holder shall promptly surrender this Security to the Company, duly endorsed or assigned to the Company or in blank, at the Designated Office upon receipt of the Redemption Price; provided that any failure of the Holder to surrender the Security as provided herein shall not invalidate the redemption on the effective date thereof. The Company shall pay or cause to be paid to the Holder the Redemption Price in cash on the Redemption Date in the manner set forth in the introductory paragraph to this Security. In the event of a partial redemption of this Security, the Company shall deliver to the Holder not more than five (5) Trading Days after delivery by the Holder to the Company a new Security representing the remaining unpaid principal balance owing to the Holder.

     3. Conversion.

          (a)(1) Subject to the terms and conditions of Section 3(a)(4) hereof, the Company, at its sole option, may convert this Security on or prior to the Maturity Date in whole or in part (together with any accrued and unpaid interest with respect to such principal amount) in amounts of not less than $5,000,000 (and in $1,000,000 increments thereafter) (and in the event that the amount outstanding under this Security is less than $5,000,000, the Company may convert such lesser amount) into fully paid and nonassessable shares of the Company's Common Stock (calculated as to the nearest 1/1000 of a share) (the "Company Conversion"). As of any date, the number of shares of Common Stock into which this Security may be converted shall be determined by (*) the "Conversion Price"); provided, however, that in the event the above calculation yields a Conversion Price less than the Minimum Conversion Price (as defined below), then the Conversion Price shall be set equal to $8.00 per share of Common Stock, subject to adjustment as provided for herein (the "Minimum Conversion Price"); and provided, further, that the Minimum Conversion Price shall be terminated and no longer exist upon the Company's consolidation with or merger into another Person or upon the conveyance, transfer, sale or lease of all or substantially all of the Company's properties and assets to any Person. The Company shall give to the Holder, in the manner provided in Section 8(b) hereof, notice (the "Company Conversion Notice") of the Company Conversion. Each Company Conversion Notice shall state (*)

(*)  Represents language that is redacted and subject to Confidential Treatment.

(*) The Holder shall promptly surrender this Security to the Company, duly endorsed or assigned to the Company or in blank, at the Designated Office on or prior to 12:00 noon, New York City time on the Company Conversion Date; provided that any failure of the Holder to surrender the Security as provided herein shall not invalidate the conversion or the effective date thereof. The Company shall deliver to the Holder not more than five Trading Days after the Company Conversion Date (x) the certificates representing shares of Common Stock issuable upon conversion of this Security, and (y) in the event of a partial conversion, a new Security in the form hereof representing the balance of the principal amount hereof not being converted. At any time prior to 12:00 noon, New York City time on the Company Conversion Date, the Company may withdraw the Company Conversion Notice and cancel the Company Conversion with respect to such notice (the "Company Conversion Rescission") and shall give to the Holder, in the manner provided in Section 8(b) hereof, notice dated no later than 12:00 noon, New York City time on the Company Conversion Date of any such Company Conversion Rescission; provided, however, that with respect to all notes issued pursuant to the Convertible Note Purchase Agreement the total number of such Company Conversion Rescissions in any one calendar year may not exceed four. Notwithstanding anything set forth above, the right of the Company to convert this Security shall terminate: (i) immediately upon an Event of Default, or (ii) if the Common Stock has been delisted or not admitted to trading on the Nasdaq National Market or other national securities exchange or automated quotation system for a period of ninety (90) consecutive days. In addition to the foregoing, the Company shall not be permitted to convert any portion of this Security which would result in Holder, together with its Affiliates, owning more than 19.9% of the voting securities of the Company outstanding as of the day immediately preceding (x) the date of the Convertible Note Purchase Agreement or
(y) the Company Conversion Date, whichever is less (excluding any shares Holder or its Affiliates may have purchased in the open market pursuant to Section 2(b) and 2(c) of the Standstill Agreement); provided that the voting securities outstanding on the dates referred to in (x) and (y) shall be adjusted for any stock splits, stock dividends, combinations, recapitalizations, or the like, occurring after such dates.

               (2) The Holder is not entitled to any rights of a Holder of Common Stock until the Company has elected to convert this Security to Common Stock, and only to the extent this Security is converted into Common Stock pursuant to this Section 3.

               (3) Subject to Section 3(b) below, no payment or adjustment is to be made on conversion for dividends, paid prior to the Company Conversion Date, on the Common Stock issued on conversion hereof. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment to the Holder calculated by multiplying such fractional interest by the Conversion Price, or, at its option, the Company shall round up to the next higher whole share.

               The Company shall, if the Holder so elects, deliver the Common Stock issuable upon conversion of this Security to any third party designated by the Holder, subject to compliance with Sections 3(e) and 8(d) hereof.

(*)  Represents language that is redacted and subject to Confidential Treatment.

               (4) In the event that the conversion of this Security into shares of Common Stock would require the Company and the Holder to file notification and report forms with the Federal Trade Commission and Antitrust Division of the Department of Justice (the "FTC") pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), then the Holder and the Company agree (i) to use their commercially reasonable efforts to complete promptly all applicable filings and provide all necessary information as required pursuant to the HSR Act at the Company's expense, and (ii) such conversion of this Security into shares of Common Stock shall not occur until such time as the required filings are made pursuant to the HSR Act and the required waiting periods have passed or early termination notifications have been granted by the FTC;(*). For purposes of effecting a Company Conversion Rescission with respect to this Section 3(a)(4)(ii), the HSR Termination Date shall be deemed to be the Company Conversion Date.

          (b) The Minimum Conversion Price will be subject to adjustments from time to time as follows:

               (1) In case the Company shall pay or make a dividend or other distribution on Common Stock of the Company payable in Common Stock, the Minimum Conversion Price in effect at the opening of business on the day following the Determination Date for such dividend or other distribution shall be decreased by multiplying such Minimum Conversion Price by a fraction of which: (A) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and (B) the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such decrease to become effective immediately after the opening of business on the day following such Determination Date. The Company will not pay any dividend or make any distribution on Common Stock held in the treasury of the Company.

               (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (5) of this Section 3(b)) of the Common Stock on the Determination Date for such distribution, the Minimum Conversion Price in effect at the opening of business on the day following such Determination Date shall be decreased by multiplying such Minimum Conversion Price by a fraction of which: (A) the numerator shall be (i) the number of shares of Common Stock outstanding at the close of business on such Determination Date plus (ii) the number of shares of

(*)  Represents language that is redacted and subject to Confidential Treatment.

Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the then current market price per share and (B) the denominator shall be (i) the number of shares of Common Stock outstanding at the close of business on such Determination Date plus (ii) the number of shares of Common Stock so offered for subscription or purchase, with such decrease to become effective immediately after the opening of business on the day following such Determination Date. The Company will not issue any rights, options or warrants in respect of Common Stock held in the treasury of the Company.

               (3) In case outstanding Common Stock shall be subdivided into a greater number of shares of Common Stock, the Minimum Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately decreased, and, conversely, in case outstanding Common Stock shall each be combined into a smaller number of shares of Common Stock, the Minimum Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such decrease or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property, including securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section 3(b), (ii) any dividend or distribution paid out of retained earnings exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section 3(b) and (iv) any merger or consolidation to which
Section 3(f) applies (the "Distributed Property"), the Minimum Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Minimum Conversion Price in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which: (A) the numerator shall be (i) the current market price per share (determined as provided in paragraph (5) of this Section 3(b)) of the Common Stock on such Determination Date less (ii) the then fair market value (as determined in good faith by the Board of Directors of the Company in accordance with the provisions of this paragraph (4) of Section 3(b)) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and (B) the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Determination Date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities constituting such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (5) of this
Section 3(b).

               (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (4) of Section 3(b)) in an aggregate amount that, combined together with (A) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the twelve (12) months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) of Section 3(b) has been made and

(*)  Represents language that is redacted and subject to Confidential Treatment.

(B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (6) of
Section 3(b) has been made (the "combined cash and tender amount"), exceeds ten percent (10%) of the product of the current market price per share of the Common Stock (determined as provided in paragraph (7) of this Section 3(b)) on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Minimum Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Minimum Conversion Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined cash and tender amount over ten percent (10%) of such aggregate current market price divided by (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the current market price per share of the Common Stock on such date for determination.

               (6) In case of a tender offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender offer or exchange (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution), that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a board resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer by the Company or any Subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph
(6) of Section 3(b) has been made and (II) the aggregate amount of any cash distributions to all holders of the Company's Common Stock within twelve (12) months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of Section 3(b) has been made (the "combined tender and cash amount") exceeds ten percent (10%) of the product of the current market price per share of the Common Stock (determined as provided in paragraph (7) of this Section 3(b)) as of the last time (the "Expiration Time") tenders or exchange could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered or exchange shares) as of the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the

(*)  Represents language that is redacted and subject to Confidential Treatment.

date of the Expiration Time, the Minimum Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Minimum Conversion Price immediately prior to close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of Common Stock on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the date of the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock as of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered or exchanged shares) as of the Expiration Time less the number of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to and any such maximum, being referred to as the "Purchased Shares").

               (7) For the purpose of any computation under paragraphs (2), or
(4), (5) or (6) of this Section 3(b), the "current market price per share" of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices of the Common Stock for a consecutive period of twenty (20) Trading Days immediately preceding the day in question.

               (8) No adjustment in the Minimum Conversion Price shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (6)) would require an increase or decrease of at least one-tenth of one percent (0.1%) in such Minimum Conversion Price; provided, however, that any adjustments which by reason of this paragraph (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

               (9) The Company may make such decreases in the Minimum Conversion Price, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 3(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes.

          (c) Whenever the Minimum Conversion Price is adjusted as provided in
Section 3(b), the Company shall compute the adjusted Minimum Conversion Price in accordance with Section 3(b) and shall prepare a certificate signed by an officer of the Company setting forth the adjusted Minimum Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the Holder.

(*)  Represents language that is redacted and subject to Confidential Treatment.

          (d) In case:

               (1) the Company shall declare a dividend or other distribution on its Common Stock that would require any adjustment pursuant to Section 3(b); or

               (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

               (3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

               (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (5) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the Holder, at least twenty days (or ten days in any case specified in clause (1) or (2) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (5) of this Section 3(d).

          (e) Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of Common Stock on conversion of the Security. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of Common Stock in a name other than that of the Holder, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

(*)  Represents language that is redacted and subject to Confidential Treatment.

          (f) In case of any recapitalization or reclassification of the Common Stock (other than a change in par value or as a result of a subdivision or combination covered by paragraph (3) of Section 3(b)), or any consolidation of the Company with any other Person, any merger of the Company into another Person or of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of the outstanding Common Stock), or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company (collectively, a "Capital Reorganization"), the Company or the Person formed by such Capital Reorganization, as the case may be (the "Reorganized Entity"), shall execute and deliver to the Holder a supplemental agreement providing that such Reorganized Entity has the right thereafter, during the period this Security shall be convertible as specified in Section 3(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such Capital Reorganization by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such Capital Reorganization, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated, into which the Company merged or which merged into the Company or to which any conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) upon receiving notice of such rights of election by the Holder, failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash and other property receivable upon such Capital Reorganization is not the same for each share of Common Stock of the Company held immediately prior to such Capital Reorganization by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 3(f) the kind and amount of securities, cash and other property receivable upon such Capital Reorganization by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be equivalent to the adjustments provided for in this Section
3. The above provisions of this Section 3(f) shall similarly apply to successive Capital Reorganizations. If this Section 3(f) applies to any event or occurrence, then the other provisions of Section 3(b) shall not apply. To the extent not otherwise provided for in Section 3(b), the Minimum Conversion Price shall be adjusted in connection with any Capital Reorganization on an equitable basis consistent with the adjustment methodology set forth in Section 3(b). Notwithstanding anything set forth above, the Company shall not effect any transaction contemplated by the provisions of this Section 3 during the Conversion Period.

     4. Covenants of the Company.

          (a) The Company shall duly and punctually pay or cause to be paid the principal of and interest on this Security, at the respective times and in the manner provided for herein.

(*)  Represents language that is redacted and subject to Confidential Treatment.

          (b) Unless the Company and Holder otherwise agree in writing, the Company shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Security as contemplated herein, whenever enacted, now or at any time hereinafter in force, or which may affect the covenants of performance in this Security.

          (c) The Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid, nonassessable and free of preemptive rights (and shall be issued out of the Company's authorized but unissued Common Stock) and, except as provided in Section 3(e), the Company will pay all taxes, liens and charges with respect to the issue thereof.

          (d) The Company will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law for the Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein and as set forth in the Registration Rights Agreement.

     5. Events of Default.

          (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (1) failure to pay any principal on this Security when due; or

               (2) failure to pay any interest required under this Security when it becomes due and payable; or

               (3) failure to perform, or breach, of any representation, warranty, covenant or agreement of the Company (other than a default in the performance, or breach, of any representation, warranty, covenant or agreement of the Company which is specifically dealt with elsewhere in this Section 5(a)) contained in (i) this Security, or (ii) the Convertible Note Purchase Agreement, and continuance of such default or breach for a period of sixty days after there has been given, by registered or certified mail, to the Company by the holder of this Security a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

               (4) the termination of the U.S. Commercialization Agreement as a result of the breach thereof by the Company.

               (5) the entry by a court having competent jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary

(*)  Represents language that is redacted and subject to Confidential Treatment.

case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty consecutive days; or

               (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (b) If an Event of Default (other than an Event of Default specified in Sections 5(a)(5) or 5(a)(6)) occurs and is continuing, then in every such case the Holder may declare the principal amount of this Security, all interest accrued hereon and all fees and expenses to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal, all accrued interest and all fees and expenses thereon shall become immediately due and payable without presentment, demand, protect or other notice of any kind, each of which is expressly waived by the Company. If an Event of Default specified in Section 5(a)(5) or 5(a)(6) occurs and is continuing with respect to the Company, the principal, accrued interest and all fees and expenses on, this Security shall become immediately due and payable without presentment, demand, protect or other notice of any kind, each of which is expressly waived by the Company.

          (c) The Company will give the Holder notice, within ten Trading Days of the occurrence thereof, of any Event of Default or any event that, with the giving of notice or passage of time or both, may become an Event of Default. Such notice shall be given in the manner provided in Section 8(b).

          (d) Upon an Event of Default, all amounts due and owing hereunder shall accrue interest at a rate equal to 3% per annum over the rate of interest accruing

(*)  Represents language that is redacted and subject to Confidential Treatment.

under this Note compounded annually, for all principal, interest and fees and expenses from the date of the Event of Default through payment in full to the Holder.

          (e) The Company agrees to pay, promptly upon demand, whether or not any proceeding to enforce this Note has been commenced, all of the reasonable costs and expenses of the holder of this Note, including (but not limited to) attorneys' fees and expenses, incurred in connection with the enforcement of this Note and the obligations of the Company hereunder.

     6. Consolidation, Merger, Etc.

          (a) In the event the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Holder in form satisfactory to the Holder, the due and punctual payment of the principal of and any interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed.

          (b) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 6(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Security.

     7. Confidentiality

          All notices (including, but not limited to, Company Conversion Notices and Company Redemption Notices) and communications of any kind relating to the timing of a Company Conversion Date shall be deemed "Confidential Information" as such term is defined in Section 12 of the U.S. Commercialization Agreement, and shall be governed by the terms of that section.

     8. Miscellaneous.

          (a) (i) No provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest, if any, on this Security at the times, places and rate, and in the coin or currency, herein prescribed, provided, however, that
Section 8(a)(ii) hereof shall govern the Company's rights with respect to deducting taxes from payments hereunder.

               (ii) The Company shall be entitled to deduct from all payments due under this Convertible Promissory Note the amount of all applicable US, non-US, state,

(*)  Represents language that is redacted and subject to Confidential Treatment.

and local withholding and other taxes, duties or levies and assessments, howsoever designated or computed, that are required to be paid or withheld by the Company on such payments to the extent the Company pays such taxes, levies or assessments to the appropriate governmental authority on behalf of the Holder. The Company shall properly furnish the Holder with tax receipts evidencing the payment of all such taxes, levies and assessments. The Company and the Holder shall cooperate with each other in obtaining any exemption from or reduced rate of tax available under any applicable law or tax treaty.

          (b) The Company will give prompt written notice to the Holder of any change in the location of the Designated Office. Any notice to the Company or to the Holder shall be given in the manner set forth in the Convertible Note Purchase Agreement, provided that the Holder, if not a party to such Convertible Note Purchase Agreement, may specify an alternative address to the Company.

          (c) The Company waives presentment, demand, protest and notice of dishonor and protest and all other demands and notices in connection with the payment and enforcement of this Note. No waiver on the part of any party hereto in exercising any right hereunder shall operate as a waiver of such right or any other right.

          (d) Holder will not offer, sell, assign, hypothecate or otherwise transfer any Shares issued upon conversion of this Security except in compliance with applicable state securities laws, and (i) pursuant to an effective registration statement under the Securities Act; (ii) to a Person the Purchaser reasonably believes to be an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; (iii) pursuant to an available exemption under the Securities Act, including without limitation Rule 144; (iv) to a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act); or (v) to an Affiliate. This Security has not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. This Security may not be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "Transfer"), except by the Holder to an Affiliate which has agreed in writing to be bound by and subject to the terms and conditions of the Convertible Note Purchase Agreement, this Security, the Standstill Agreement and any other agreement which Holder and Company may enter into in writing in connection therewith.

               (1) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Security, and in the case of loss, theft or destruction, receipt of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Security, if mutilated, the Company will deliver a new Security of like tenor and dated as of such cancellation, in lieu of such Security.

               (2) Neither this Security nor any term hereof may be amended or waived orally or in writing, except that any term of the Securities may be amended and the observance of any term of the Securities may be waived (either generally or in a

(*)  Represents language that is redacted and subject to Confidential Treatment.

particular instance and either retroactively or prospectively), and such amendment or waiver shall be applicable to all of the Securities, upon the approval of the Company and the Holder(s) hereto.

               (3) Purchaser shall ensure and the Holders shall agree that they shall not at any time without the prior written consent of the Company Transfer any Common Stock within any three-month period in an aggregate amount (taking into account all Transfers made by the Purchaser and all Holders during such period) which shall exceed the volume limitations set forth in Rule 144(e) of the Securities Act, except as in accordance with the Registration Rights Agreement.

               (4) The Holder understands that until the shares of Common Stock into which this Security may convert (the "Shares") have been registered under the Securities Act or otherwise may be sold by the Purchaser under Rule 144 thereunder, the certificates for the Shares shall bear a restrictive legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

     The Holder agrees that the Company may place stop transfer orders with its transfer agents with respect to the certificate(s) representing the Shares. The appropriate portion of the legend and the stop transfer orders will be removed only upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act and applicable state securities laws.

          (e) In addition to the other transfer restrictions set forth in this Security, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the holder of this Security shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by the holder of this Security during the ninety (90)-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that in the event the holder of this Security owns less than five percent of all of the issued and outstanding shares of capital stock of the Company, such restriction will not apply. The holder of this Security agrees to execute a market stand-off agreement with said underwriters in customary form consistent with the provisions of this Section 8(e).

(*)  Represents language that is redacted and subject to Confidential Treatment.

          (f) The holder of this Security agrees that the Company may impose stop transfer orders with its transfer agents with respect to the certificate(s) representing the Shares and may stamp each certificate representing the Shares with the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH CERTAIN TRANSFER RESTRICTIONS SET FORTH IN A CONVERTIBLE NOTE ISSUED PURSUANT TO A CONVERTIBLE NOTE PURCHASE AGREEMENT ENTERED INTO BY AND BETWEEN THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

          (g) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). THE COMPANY AND EACH HOLDER OF THIS SECURITY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY DISPUTE ARISING OUT OF OR RELATING TO THIS SECURITY.

                  [Remainder of page intentionally left blank.]

(*)  Represents language that is redacted and subject to Confidential Treatment.

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

        Dated:  April 26, 2002

                                        GENTA INCORPORATED

                                        By:_____________________________________
                                        Name:
                                        Title:


GARLISTON LIMITED

Attest: ___________________________
Name:
Title:

(*)  Represents language that is redacted and subject to Confidential Treatment.